Forward-Looking Statements
Certain of the matters discussed in this report about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by
and
information
currently
available
to
management.
When
used
herein,
the
words
“anticipate,”
“intend,”
“estimate,”
“believe,”
“expect,”
“plan,”
“should,”
“hypothetical,”
“potential,”
“forecast,”
“project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-
looking
statements
themselves.
Other
factors
that
could
cause
actual
results
to
differ
materially
from
those
contemplated
in
any
forward-looking
statements
made
by
us
herein
are
discussed
in
filings we make with the United States Securities and Exchange Commission (SEC) including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to:
•
adverse changes in the demand for or ongoing low pricing of the capacity and energy that we sell into wholesale electricity markets,
•
adverse changes in energy industry law, policies and regulations, including market structures and transmission planning,
•
any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators, including prudency reviews and disallowances,
•
any deterioration in our credit quality or the credit quality of our counterparties,
•
changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations,
•
adverse
outcomes
of
any
legal,
regulatory
or
other
proceeding,
settlement,
investigation
or
claim
applicable
to
us
and/or
the
energy
industry,
•
changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations or increase the cost of our nuclear generating units,
•
actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
•
any inability to manage our energy obligations, available supply and risks,
•
delays or unforeseen cost escalations in our construction and development activities, or the inability to recover the carrying amount of our assets,
•
availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
•
increases in competition in energy supply markets as well as for transmission projects,
•
changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies,
•
changes in customer behaviors, including increases in energy efficiency, net-metering and demand response,
•
adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements,
•
any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events,
•
acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses,
•
delays in receipt of necessary permits and approvals for our construction and development activities,
•
any inability to achieve, or continue to sustain, our expected levels of operating performance,
•
changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
•
an extended economic recession,
•
an inability to realize anticipated tax benefits or retain tax credits,
•
challenges associated with recruitment and/or retention of a qualified workforce, and
•
changes in the credit quality and the ability of lessees to meet their obligations under our domestic leveraged leases.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.
The
forward-looking
statements
contained
in
this
report
are
intended
to
qualify
for
the
safe
harbor
provisions
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities Exchange Act of 1934, as amended.

EXHIBIT 99

GAAP Disclaimer
These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/
PSEG
presents
Operating
Earnings
in
addition
to
its
Income
from
Continuing
Operations/Net
Income
reported
in
accordance
with
accounting
principles
generally
accepted
in
the
United
States
(GAAP).
Operating
Earnings
is
a
non-
GAAP
financial
measure
that
differs
from
Income
from
Continuing
Operations/Net
Income.
Operating
Earnings
exclude
gains
or
losses
associated
with
Nuclear
Decommissioning
Trust
(NDT),
Mark-to-Market
(MTM)
accounting,
and
other
material
one-time
items.
PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.  PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. The last two slides in this presentation (Slides A and B)
include a list of items excluded from Income from Continuing Operations/Net
Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

Operating Earnings
Disciplined investment program and focus on operational
excellence have supported growth
Power’s
diverse fuel
mix and dispatch
flexibility continue to
generate strong
earnings and free cash
flow in low price
environment
PSE&G’s
investment
program has resulted
in an increased
contribution to PSEG’s
earnings
Operating Earnings* Contribution by Subsidiary
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING
EARNINGS.  E=ESTIMATE   ** 2016 PERCENTS USE MIDPOINT OF 2016 OPERATING EARNINGS GUIDANCE.
**
**

PSE&G’s 2016 operating earnings to benefit from investment programs and cost control E =ESTIMATE. 37 $725 $787 2014 2015 2016 Guidance PSE&G Operating Earnings ($ Millions) $875 -- $925E

4%
1%
21%
42%
32%
Gas
Nuclear
Coal**
Oil
Pumped Storage

<1%
<1%
10%
35%
54%
Gas
Nuclear
Coal**
Oil
Pumped Storage

PSEG

Power’s fleet to be transformed with addition
of Keys, Sewaren 7 and Bridgeport Harbor in 2018-2019
2020E Fuel Diversity*
Total MW: 13,100
2020E Energy Produced*
Total GWh: 65,000
*EXCLUDES SOLAR AND KALAELOA          E = ESTIMATE          **INCLUDES NEW JERSEY UNITS THAT FUEL SWITCH TO GAS.
Projected Fleet Comparison 2015 to 2020E
2015 Fuel Diversity*
Total MW: 11,678
2015 Energy Produced*
Total GWh: 55,213
49
48%
29%
18%
4%
1%
42%
49%
8%
<1%
<1%

Power’s 2016 operating earnings
incorporates impact from abnormally warm weather and
retirement of capacity
Power Operating Earnings*
($ Millions)
*SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.      E = ESTIMATE.
58
2014
2015
2016 Guidance
$642
$653
$490 –
$540E

2016 - 2019 Z6
$/MMbtu
$10
$8
$6
$4
$2
$-
Apr-16
Apr-17
Apr-18
Apr-19
Transco Z6 Forward
Leidy-Transco Forward

2016 - 2019 PJM West RTC
$/MWh
$50
$45
$40
$35
$30
$25
$20
Apr-16
Apr-17
Apr-18
Apr-19

PJM West vs. PS Zone Spark Spreads (2015-2019)
$/MWh
$50
$40
$30
$20
$10
$-
Jan-15
Jan-16
Jan-17
Jan-18
Jan-19
Historical PJM West
Forward PJM West
Historical PS Zone
Forward PS Zone

PSEG

Market Review: Q1 2016 impacted by weather but forward gas and electric prices retain seasonal volatility FORWARDS AS OF MARCH 31, 2016 62

Regulatory Framework: New capacity and energy market designs in
PSEG’s core markets will better reward reliable generation units
ISSUE /POLICY
OUTCOME
PJM
CAPACITY
•
Higher payments for enhanced reliability (Capacity Performance) and lower energy revenues have raised absolute and relative value of capacity
ENERGY PRICE
FORMATION
•
FERC is driving ISO’s to improve their pricing constructs and rules –
NOPRs and
RTO reports addressing critical price formation issues
DEMAND RESPONSE
RULES
•
Stricter rules for eligibility and deployment;
focus returns to wholesale
reliability/comparability after U.S. Supreme Court (SCOTUS) ruling
STATE
INTERVENTION
•
SCOTUS dismissed the Maryland
and New Jersey appeals
in April 2016
•
Ohio PPAs:  FERC rescinded the previously approved waivers of the affiliate transaction standards and will review the PPAs under the affiliate abuse standards
ISO-NE
CAPACITY
•
Continued tightness
in capacity markets
•
Zonal demand curves submitted for FERC approval (FCA
11)
•
Nuclear and coal units under pressure; closure of Pilgrim nuclear plant
ENERGY
•
Proposed gas pipelines are receiving
regulatory approvals slowly
•
5 minute interval LMP settlements and fast start pricing expected Q2 2017
NYISO
CAPACITY
•
Retirement
of Fitzpatrick and Ginna and Western steam plants tighten market, but
NYPSC directed to develop a clean energy standard that recognizes the value of nuclear
ENERGY
•
Improvement in price formation during reserve
shortage conditions
FEDERAL
ENVIRONMENTAL
REGULATIONS
•
CPP rules stayed by SCOTUS
•
Some states will still prepare implementation plans for 2020+ timeframe
•
New PJM
DR rules requiring that BTM diesel-fired generation employ environmental controls

HEDGE
PERCENTAGES
AND
PRICES
AS
OF
MARCH
31,
2016.
UPDATED
WITH
2016
BGS
AUCTION
RESULTS.
REVENUES
OF
FULL
REQUIREMENT
LOAD
DEALS BASED ON CONTRACT PRICE, INCLUDING RENEWABLE ENERGY CREDITS, ANCILLARY, AND TRANSMISSION COMPONENTS BUT EXCLUDING
CAPACITY.  HEDGES INCLUDE POSITIONS WITH MTM ACCOUNTING  TREATMENT AND OPTIONS.
April-Dec
2016
2017
2018
Volume TWh
26
36
36
% Hedged
100%
75-80%
35-40%
Price $/MWh
$49
$49
$49
Volume TWh
14
19
24
% Hedged
25-30%
0%
0%
Price $/MWh
$49
-
-
Volume TWh
39-41
54-56
59-61
% Hedged
70-75%
50-55%
20-25%
Price $/MWh
$49
$49
$49
Hedging Strategy:  Designed to protect gross margin while
leveraging the portfolio
70
Base Load
(Nuclear and Base Load Coal)
Intermediate Coal, Combined
Cycle, Peaking
Total

PSEG Operating Earnings
$ Millions (except EPS)
2012
2013
2014
2015
2016E Guidance
PSE&G
$528
$612
$725
$787
$875 -
$925
PSEG Power
$663
$710
$642
$653
$490 -
$540
Enterprise/Other
$45
($13)
$33
$36
$60
Operating Earnings*
$1,236
$1,309
$1,400
$1,476
$1,425 -
$1,525
Operating EPS*
$2.44
$2.58
$2.76
$2.91
$2.80 -
$3.00E
%
YOY
Increase
–
PSE&G
15.9%
18.5%
8.6%
14.4%
1
% Regulated Earnings
43%
47%
52%
53%
61%
1
A higher regulated earnings mix due
to
growth in PSE&G earnings with a significant contribution from Power
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET
INCOME TO RECONCILE TO OPERATING EARNINGS.
1 -
BASED ON MID-POINT OF 2016 OPERATING EARNINGS GUIDANCE.   E
=
ESTIMATE

Strong financial position to support our
business initiatives in 2016 and beyond
2016 and Beyond
Earnings
Continuing strong earnings trend in 2016 with guidance
of $2.80 to $3.00 per share
Investment
Deploying significant capital at PSE&G for projects with
contemporaneous returns
Pursuing Power projects that satisfy risk adjusted return
targets
Cash Flow and Credit
Metrics
Continuing strong internal cash flow aided by bonus
depreciation
Funding investment program without equity issuance
Dividends
Providing $0.08 per share dividend increase in 2016 with
opportunity for consistent and sustainable growth

PSEG Summary
•
2015 earnings of $2.91 were at the upper end of our upwardly revised operating earnings guidance of $2.85 -
$2.95 per share
•
Forecast growth at PSE&G supports our 2016 guidance of $2.80 to $3.00 per share
•
Forecast high single-digit rate base growth at PSE&G on five year basis from
2015 to 2020, driven by investment in transmission and approved programs
•
Power’s investment program and continued focus on operational excellence with financial strength delivers value in current price environment
•
Strong Balance Sheet and Cash Flow support current capital program and investment in new opportunities without the need for equity
•
Our indicative $0.08 dividend per share increase for 2016 is consistent with our long history of returning cash to the shareholder through the common dividend, with opportunity for consistent and sustainable growth

PSEG Financial Highlights
Maintaining 2016 Operating Earnings* guidance of $2.80 -
$3.00 per share
Focused on maintaining operating efficiency and customer reliability
Salem Q2 refueling outage extended to replace and repair baffle bolts in reactor vessel
PSE&G expected to contribute over 60% of 2016 Operating Earnings*
Infrastructure spend
PSE&G T&D spend for 2016 expected to be $3 billion
Power has begun construction of its CCGT units in Maryland and New Jersey
Financial position remains strong
Positive cash from Power and increasing cash flow from operations at PSE&G support dividend growth and fund capital spending program without the need to issue equity
Debt as a percentage of capitalization was 44% at March 31
Increased common dividend 5.1% to indicative annual rate of $1.64 per share
Increasing regulated earnings mix supports opportunity for dividend growth
* SEE SLIDE B FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.

March 31, 2016
$ Billions
PSEG
PSE&G
Power
Cash and Cash Equivalents
$0.6
$0.6
$0.0
Short Term Debt
$0.0
$0.0
N/A
Long Term Debt
(2)
10.3
7.5
2.3
Common Equity
13.3
7.8
6.2
Total Capitalization
$23.6
$15.3
$8.5
Total Debt / Capitalization
44%
49%
27%
PSE&G Regulated Equity Ratio
(1)
50.8%
Our balance sheet remains strong
(1)
REGULATED EQUITY RATIO INCLUDES CUSTOMER DEPOSITS OF ~$96 MILLION AND EXCLUDES SHORT-TERM DEBT.
(2)   INCLUDES L-T DEBT DUE WITHIN 1 YEAR; EXCLUDES  NON-RECOURSE DEBT OF $7 MILLION.

PSEG Energy Holdings
Investment Portfolio
* BOOK BALANCE EXCLUDING  DEFERRED TAX ACCOUNTS
Equipment
Investment  Balance *
at 03/31/16
($millions)
Merchant Energy Leases
NRG  REMA
Keystone, Conemaugh & Shawville (PA)
3 coal-fired plants (1,162 equity MW)
$ 355
NRG Energy, Inc. / Midwest Gen**
Powerton & Joliet Generating Stations (IL)
2 coal-fired generating facilities (1,640 equity MW)
$ 218
Regulated Energy Leases
Merrill Creek
Reservoir in NJ  (PECO, MetEd, Delmarva Power & Light)
$ 156
Grand Gulf
Nuclear station in Mississippi (175 equity MW)
$  14
Real Estate Leveraged Leases
GM Renaissance Center; Wal-Marts
$ 58
Real Estate Operating Leases
Office
Towers,
Shopping
Centers
-
26
properties
$ 33
Other
Land
$ 5
Total Holdings Investments
$839

VICE
PRESIDENT
–
INVESTOR
RELATIONS
PSEG SERVICES CORPORATION
Kathleen Lally
Kathleen
A.
Lally
was
named
vice
president
–
investor
relations
of
PSEG
Services Corporation in January 2007.
Prior to joining PSEG Ms. Lally was a portfolio manager at the investment firm of Angelo Gordon & Company. She has extensive and diverse Wall
Street experience, on both the buy side as an investor and sell side as an equity research analyst. She has worked on the buy side at JK Utility
Advisory and Silcap, and has sell side experience at firms such as
Salomon Brothers, Brown Brothers Harriman and DLJ-Pershing.
Ms. Lally currently serves on the Board of the NJ Chapter of the
Leukemia & Lymphoma Society.  Ms. Lally holds a Bachelor of Arts degree in political science from St. Peter’s College and is a chartered financial analyst.

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE
AND HOW IT DIFFERS FROM NET INCOME.
2015
2014
2013
2012
2011
Earnings Impact ($ Millions)
Operating Earnings
1,476
$
1,400
$
1,309
$
1,236
$
1,389
$
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power)
8

68

40

52

50

Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power)
93

66

(74)

(10)

107

Lease Transaction Activity (PSEG Enterprise/Other)
-

-

-

36

(173)

Storm O&M (PSEG Power)
102

(16)

(32)

(39)

-

Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
-

-

-

-

34

Income from Continuing Operations
1,679
$
1,518
$
1,243
$
1,275
$
1,407
$
Discontinued Operations
-

-

-

-

96

Net Income
1,679
$
1,518
$
1,243
$
1,275
$
1,503
$
Fully Diluted Average Shares Outstanding (in Millions)
508

508

508

507

507

Per Share Impact (Diluted)
Operating Earnings
2.91
$
2.76
$
2.58
$
2.44
$
2.74
$
Gain (Loss) on NDT Fund Related Activity (PSEG Power)
0.01

0.13

0.08

0.10

0.10

Gain (Loss) on MTM
(a)
(PSEG Power)
0.18

0.13

(0.14)

(0.02)

0.21

Lease Transaction Activity (PSEG Enterprise/Other)
-

-

-

0.07

(0.34)

Storm O&M (PSEG Power)
0.20

(0.03)

(0.07)

(0.08)

-

Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
-

-

-

-

0.06

Income from Continuing Operations
3.30
$
2.99
$
2.45
$
2.51
$
2.77
$
Discontinued Operations
-

-

-

-

0.19

Net Income
3.30
$
2.99
$
2.45
$
2.51
$
2.96
$
(Unaudited)
For the Year Ended
December 31,
Reconciling Items, net of tax
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(a)
Includes the financial impact from positions with forward delivery months.
A